UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017

TWENTY-FIRST CENTURY FOX, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting of Stockholders on November 15, 2017. A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below.

Proposal 1: The following individuals were elected as directors:

Name	For	Against	Abstain	Broker Non-Votes
Delphine Arnault	525,581,326	199,091,132	1,927,280	15,021,489
James W. Breyer	589,273,607	136,225,577	1,100,554	15,021,489
Chase Carey	644,640,414	80,896,757	1,062,567	15,021,489
David F. DeVoe	634,584,673	90,776,391	1,238,674	15,021,489
Viet Dinh	714,651,388	10,885,104	1,063,246	15,021,489
Sir Roderick I. Eddington	608,279,914	117,217,830	1,101,994	15,021,489
James R. Murdoch	698,526,303	26,918,777	1,154,658	15,021,489
K. Rupert Murdoch	698,312,538	27,185,521	1,101,679	15,021,489
Lachlan K. Murdoch	694,616,939	30,816,993	1,165,806	15,021,489
Jacques Nasser	606,070,283	119,426,824	1,102,631	15,021,489
Robert S. Silberman	548,835,795	176,505,823	1,258,120	15,021,489
Tidjane Thiam	722,140,166	3,389,455	1,070,117	15,021,489
Jeffrey W. Ubben	716,009,764	9,523,760	1,066,214	15,021,489

Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 passed and was voted upon as follows:

For:	726,232,973
Against:	14,315,208
Abstain:	1,073,046

Proposal 3: A proposal to approve, on an advisory, nonbinding basis, executive compensation passed and was voted upon as follows:

For:	569,061,965
Against:	156,308,209
Abstain:	1,229,564
Broker Non-Votes:	15,021,489

Proposal 4: A proposal to vote, on an advisory, nonbinding basis, on the frequency of future advisory votes on executive compensation was voted upon as follows:

1 Year:	714,760,706
2 Years:	55,969
3 Years:	10,680,082
Abstain:	1,102,981
Broker Non-Votes:	15,021,489

In light of the voting results on Proposal 4 and consistent with the recommendation of the Board of Directors of the Company included in the Company’s proxy statement, the Company has decided to hold an advisory vote on executive compensation annually.

Proposal 5: A stockholder proposal to vote, on an advisory, nonbinding basis, for the Board to adopt a recapitalization plan to eliminate the Company’s dual class capital structure failed and was voted upon as follows:

For:	313,728,906
Against:	412,510,427
Abstain:	360,405
Broker Non-Votes:	15,021,489

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC. (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova Executive Vice President and Deputy Group General Counsel

Dated: November 15, 2017